                                                                    EXHIBIT 10.7

                    W.R. HUFF ASSET MANAGEMENT CO., L.L.C.
                          67 Park Place, Ninth Floor
                         Morristown, New Jersey 07960

                               September 3, 1998


Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and W.R. Huff Asset Management Co., L.L.C. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.  First Paragraph.  The second sentence of the first paragraph of the
         ---------------
Standby Commitment Letter is hereby amended in its entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

     thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either (i) if a Rights Offering Adjustment shall not have occurred, Units or (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                  -------

     3.   Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or
     (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------
     and

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have
        -------
     occurred, identical Units or (y) if a Rights

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

     Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

     5.   Section 2(a).  Section 2(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     6.   Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) Notwithstanding the provisions of clause (Y) of the proviso in
     Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

     Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or Rights
                 -------
     Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the
     Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     7.   Section 4.  Section 4 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          4.  The Closing. (a)  Notwithstanding anything to the contrary herein
              -----------
     contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided,
                                                                 --------
     however, that, if requested by the Standby Purchaser in writing at least
     -------
     two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

          (c) (i)   Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in Section 4(e) below, (C) specify the last date on which the notice referred to in
     Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

              (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

          (d) (i)   Arch will deliver to the Standby Purchaser at least five
     business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

              (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

          (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

     than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                               -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     8.   Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

     9.   Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     10.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

     (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     11.  Section 5(m) of the Standby Commitment Letter is hereby deleted.

     12.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          Consideration for the Commitment.  In consideration for the
          --------------------------------
     Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

     Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                                          -------

     13.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

          (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above and the Arch Warrants to be issued as contemplated by Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     14.  Section 11.  Section 11 of the Standby Commitment Letter is hereby
          ----------
amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

     15.  Schedule A to Annex I.  Schedule A to Annex I to the Standby
          ---------------------
Commitment Letter is hereby amended to read in its entirety as Schedule A
                                                               ----------
hereto.

     16.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     17.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     18.       Governing Law.  This letter agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     19.       Counterparts.  This letter agreement may be executed in
               ------------
counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                    Very truly yours,

                                    W.R. HUFF ASSET MANAGEMENT CO., L.L.C.,
                                    as agent for its separate accounts and
                                    affiliates


                                    By:   /s/ Bryan E. Bloom
                                          -----------------------------------
                                    Name:     Bryan E. Bloom, Esq.
                                    Its:      Attorney-in-Fact

                                    Address:  67 Park Place, 9th Floor
                                              Morristown, NJ 07960
                                              Attention: Cathy Markey, Esq.

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.

By: /s/ J. Roy Pottle
    -------------------------------------
Name:   J. Roy Pottle
Its:    Executive Vice President and
        Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA 01581
          Attn: Chairman and Chief
                Executive Officer

With copy to:   Hale and Dorr LLP
          60 State Street
          Boston, MA 02109
          Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12

Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.

By: /s/ Joseph A. Bondi
    -----------------------------------------
Name:   Joseph A. Bondi
Its:    Chairman - Restructuring

Address:        Fort Lee Executive Park
                One Executive Drive, Suite 500
                Fort Lee, NJ 07024
                Attn: Chairman - Restructuring

With a copy to: Sidley & Austin
                875 Third Avenue, Suite 1400
                New York, NY  10022
                Attn: James D. Johnson

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                           720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and The Northwestern Mutual Life Insurance Company. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter. The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second sentence of the first paragraph of the
          ---------------
Standby Commitment Letter is hereby amended in its entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 2

     thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either (i) if a Rights Offering Adjustment shall not have occurred, Units or (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 3

     exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                  -------

     3.   Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or
     (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------
     and

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have
        -------
     occurred, identical Units or (y) if a Rights

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 4

     Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

     5.   Section 2(a).  Section 2(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     6.   Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) Notwithstanding the provisions of clause (Y) of the proviso in
     Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 5

     Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or Rights
                 -------
     Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the
     Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     7.   Section 4.  Section 4 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          4.  The Closing. (a)  Notwithstanding anything to the contrary herein
              -----------
     contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided,
                                                                 --------
     however, that, if requested by the Standby Purchaser in writing at least
     -------
     two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 6

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

          (c) (i)    Arch will deliver to the Standby Purchaser two business
     days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in Section 4(e) below, (C) specify the last date on which the notice referred to in
     Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

              (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

          (d) (i)    Arch will deliver to the Standby Purchaser at least five
     business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

               (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

          (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 7

     than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                               -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     8.   Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

     9.   Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     10.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 8

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     11.  Section 5(m) of the Standby Commitment Letter is hereby deleted.

     12.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          Consideration for the Commitment.  In consideration for the
          --------------------------------
     Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 9

     Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                                          -------

     13.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

          (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above and the Arch Warrants to be issued as contemplated by Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     14.  Section 11.  Section 11 of the Standby Commitment Letter is hereby
          ----------
amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

     15.  Schedule A to Annex I.  Schedule A to Annex I to the Standby
          ---------------------
Commitment Letter is hereby amended to read in its entirety as Schedule A
                                                               ----------
hereto.

     16.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     17.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto

Arch Communications Group, Inc.
Mobile Media Communications, Inc.
Page 10

and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     18.       Governing Law.  This letter agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     19.       Counterparts.  This letter agreement may be executed in
               ------------
counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page

     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                     Very truly yours,

                                     THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY


                                     By: /s/ Steven P. Swanson
                                         -------------------------------
                                     Name:   Steven P. Swanson
                                     Its:    Authorized Representative

                                     Address:  720 E. Wisconsin Avenue
                                               Milwaukee, WI 53202
                                               Attention: Securities Department

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.

By: /s/ J. Roy Pottle
    -------------------------------------
Name:   J. Roy Pottle
Its:    Executive Vice President and
        Chief Financial Officer
Address:  1800 West Park Drive, Suite 250
          Westborough, MA 01581
          Attn: Chairman and Chief
                Executive Officer

With copy to:   Hale and Dorr LLP
             60 State Street
             Boston, MA 02109
             Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page

Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.

By: /s/ Joseph A. Bondi
    ----------------------------------
Name:   Joseph A. Bondi
Its:    Chairman - Restructuring

Address:        Fort Lee Executive Park
                One Executive Drive, Suite 500
                Fort Lee, NJ 07024
                Attn: Chairman - Restructuring

With a copy to: Sidley & Austin
                875 Third Avenue, Suite 1400
                New York, NY 10022
                Attn: James D. Johnson

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                    for its Group Annuity Separate Account
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202

                               September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                          Re: Amendment to Commitment
                              -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second sentence of the first paragraph of the
          ---------------
Standby Commitment Letter is hereby amended in its entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

     (iii) either (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either (i) if a Rights Offering Adjustment shall not have occurred, Units or (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                  -------

     3.   Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or
     (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------
     and

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have
        -------
     occurred, identical Units or (y) if a Rights

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

     Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

     5.   Section 2(a).  Section 2(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     6.   Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) Notwithstanding the provisions of clause (Y) of the proviso in
     Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

     Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or Rights
                 -------
     Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the
     Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     7.   Section 4.  Section 4 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          4.  The Closing. (a)  Notwithstanding anything to the contrary herein
              -----------
     contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided,
                                                                 --------
     however, that, if requested by the Standby Purchaser in writing at least
     -------
     two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

          (c) (i)   Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in Section 4(e) below, (C) specify the last date on which the notice referred to in
     Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

              (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

          (d) (i)   Arch will deliver to the Standby Purchaser at least five
     business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

              (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

          (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

     than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                               -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     8.   Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

     9.   Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     10.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     11.  Section 5(m) of the Standby Commitment Letter is hereby deleted.

     12.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          Consideration for the Commitment.  In consideration for the
          --------------------------------
     Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

     Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                                          -------

     13.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

          (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above and the Arch Warrants to be issued as contemplated by Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     14.  Section 11.  Section 11 of the Standby Commitment Letter is hereby
          ----------
amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

     15.  Schedule A to Annex I.  Schedule A to Annex I to the Standby
          ---------------------
Commitment Letter is hereby amended to read in its entirety as Schedule A
                                                               ----------
hereto.

     16.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     17.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     18.       Governing Law.  This letter agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     19.       Counterparts.  This letter agreement may be executed in
               ------------
counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                              Very truly yours,

                              THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY
                                FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

                              By: Northwestern Investment
                                  Management Company


                                   By: /s/ Steven P. Swanson
                                       ------------------------------------
                                   Name:   Steven P. Swanson
                                   Its:    Managing Director

                                   Address: 720 E. Wisconsin Avenue
                                            Milwaukee, WI 53202
                                            Attention: Securities Department

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.

By: /s/ J. Roy Pottle
    -------------------------------------
Name:   J. Roy Pottle
Its:    Executive Vice President

Address:  1800 West Park Drive, Suite 250
          Westborough, MA 01581
          Attn: Chairman and Chief
                Executive Officer

With copy to:   Hale and Dorr LLP
          60 State Street
          Boston, MA 02109
          Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12

Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.

By: /s/ Joseph A. Bondi
    ------------------------------------------
Name:   Joseph A. Bondi
Its:    Chairman - Restructuring

   Address:     Fort Lee Executive Park
                One Executive Drive, Suite 500
                Fort Lee, NJ 07024
                Attn:  Chairman - Restructuring

With a copy to: Sidley & Austin
                875 Third Avenue, Suite 1400
                New York, NY 10022
                Attn:  James D. Johnson

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       for the High Yield Bond Portfolio
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202

                               September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                         Re:  Amendment to Commitment
                              -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second sentence of the first paragraph of the
          ---------------
Standby Commitment Letter is hereby amended in its entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

     (iii) either (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either (i) if a Rights Offering Adjustment shall not have occurred, Units or (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                  -------

     3.   Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or
     (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------
     and

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have
        -------
     occurred, identical Units or (y) if a Rights

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

     Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

     5.   Section 2(a).  Section 2(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     6.   Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) Notwithstanding the provisions of clause (Y) of the proviso in
     Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

     Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or Rights
                 -------
     Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the
     Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     7.   Section 4.  Section 4 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          4.  The Closing. (a)  Notwithstanding anything to the contrary herein
              -----------
     contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided,
                                                                 --------
     however, that, if requested by the Standby Purchaser in writing at least
     -------
     two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

          (c) (i) Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in Section 4(e) below, (C) specify the last date on which the notice referred to in
     Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

              (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

          (d) (i)   Arch will deliver to the Standby Purchaser at least five
     business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

              (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

          (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

     than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                               -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     8.   Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

     9.   Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     10.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     11.  Section 5(m) of the Standby Commitment Letter is hereby deleted.

     12.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          Consideration for the Commitment.  In consideration for the
          --------------------------------
     Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

     Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of

     Annex I hereto.
     -------

     13.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

          (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above and the Arch Warrants to be issued as contemplated by Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     14.  Section 11.  Section 11 of the Standby Commitment Letter is hereby
          ----------
amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

     15.  Schedule A to Annex I.  Schedule A to Annex I to the Standby
          ---------------------
Commitment Letter is hereby amended to read in its entirety as Schedule A
                                                               ----------
hereto.

     16.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     17.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     18.  Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     19.  Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                     Very truly yours,

                                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                                      FOR THE HIGH YIELD BOND PORTFOLIO


                                     By: /s/ Timothy S. Collins
                                        ---------------------------------
                                     Name: Timothy S. Collins
                                     Its: Vice President

                                     Address:  c/o The Northwestern Mutual Life
                                                Insurance Company
                                               720 E. Wisconsin Avenue
                                               Milwaukee, WI 53202
                                               Attention: Securities Department

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.

By: /s/ J. Roy Pottle
   ---------------------------------
Name: J. Roy Pottle

Its: Executive Vice President and
     Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA 01581
          Attn: Chairman and Chief
                Executive Officer

With copy to:   Hale and Dorr LLP
          60 State Street
          Boston, MA 02109
          Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12

Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.

By: /s/ Joseph A. Bondi
   ---------------------------------
Name: Joseph A. Bondi

Its: Chairman - Restructuring

Address:    Fort Lee Executive Park
            One Executive Drive, Suite 500
            Fort Lee, NJ 07024
            Attn:  Chairman - Restructuring

With a copy to: Sidley & Austin
            875 Third Avenue, Suite 1400
            New York, NY 10022
            Attn:  James D. Johnson

                    CREDIT SUISSE FIRST BOSTON CORPORATION
                        11 Madison Avenue, Fourth Floor
                           New York, New York 10010


                               September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Credit Suisse First Boston Corporation. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second sentence of the first paragraph of the
          ---------------
Standby Commitment Letter is hereby amended in its entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and (iii) either (A) if a Rights Offering Adjustment (as defined in Schedule II to the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

     Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either (i) if a Rights Offering Adjustment shall not have occurred, Units or (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with Schedule II to the Merger Agreement (the "Subscription Price"), does not

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                  -------

     3.   Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or
     (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------
     and

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have
        -------
     occurred, identical Units or (y) if a Rights

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

     Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

     5.   Section 2(a).  Section 2(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     6.   Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) Notwithstanding the provisions of clause (Y) of the proviso in
     Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

     Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or Rights
                 -------
     Shares, as the case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the
     Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     7.   Section 4.  Section 4 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          4.  The Closing. (a)  Notwithstanding anything to the contrary herein
              -----------
     contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided,
                                                                 --------
     however, that, if requested by the Standby Purchaser in writing at least
     -------
     two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

          (c) (i)   Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in Section 4(e) below, (C) specify the last date on which the notice referred to in
     Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

              (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

          (d) (i)   Arch will deliver to the Standby Purchaser at least five
     business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

              (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

          (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

     than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                               -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     8.   Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

     9.   Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     10.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     11.  Section 5(m) of the Standby Commitment Letter is hereby deleted.

     12.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          Consideration for the Commitment.  In consideration for the
          --------------------------------
     Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

     Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                                          -------

     13.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

          (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above and the Arch Warrants to be issued as contemplated by Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     14.  Section 11.  Section 11 of the Standby Commitment Letter is hereby
          ----------
amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

     15.  Schedule A to Annex I.  Schedule A to Annex I to the Standby
          ---------------------
Commitment Letter is hereby amended to read in its entirety as Schedule A
                                                               ----------
hereto.

     16.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     17.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     18.       Governing Law.  This letter agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     19.       Counterparts.  This letter agreement may be executed in
               ------------
counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                    Very truly yours,

                                    CREDIT SUISSE FIRST BOSTON CORPORATION


                                    By: /s/ Alex Lagetko
                                       ---------------------------------
                                    Name: Alex Lagetko

                                    Its: Director

                                    Address:  11 Madison Avenue
                                              New York, NY 10010
                                              Attention: David J. Matlin
                                                         Alex Lagetko

                                    With a copy to:

                                    Cadwalader, Wickersham & Taft
                                    100 Maiden Lane
                                    New York, NY 10038
                                    Attn: Michael J. Sage

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.

By: /s/ J. Roy Pottle
   ---------------------------------
Name: J. Roy Pottle

Its: Executive Vice President and
     Chief Financial Officer

Address:      1800 West Park Drive, Suite 250
              Westborough, MA 01581
              Attn: Chairman and Chief
                    Executive Officer

With copy to: Hale and Dorr LLP
              60 State Street
              Boston, MA 02109
              Attn: Jay E. Bothwick


Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.

By: /s/ Joseph A. Bondi
   ---------------------------------
Name: Joseph A. Bondi

Its: Chairman - Restructuring

Address:    Fort Lee Executive Park
            One Executive Drive, Suite 500
            Fort Lee, NJ 07024
            Attn:  Chairman - Restructuring

With a copy to:     Sidley & Austin
            875 Third Avenue, Suite 1400
            New York, NY  10022
            Attn:  James D. Johnson

                         WHIPPOORWILL ASSOCIATES, INC.
                               11 Martine Avenue
                         White Plains, New York 10606


                               September 3, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts 01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey 07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Whippoorwill Associates, Inc., as general partner of and/or as agent for, each Whippoorwill Account. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second sentence of the first paragraph of the
          ---------------
Standby Commitment Letter is hereby amended in its entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended by the First Amendment thereto dated as of September 3, 1998 (the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash, (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"), and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

     (iii) either (A) if a Rights Offering Adjustment (as defined in Schedule II to the Merger Agreement) shall not have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Warrants"), with such Arch Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B to the Merger Agreement (the "Arch Warrant Agreement") or (B) if a Rights Offering Adjustment shall have occurred, warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") for cash either (A) if a Rights Offering Adjustment shall not have occurred, units ("Units") consisting of (x) shares of Existing Arch Common Stock and (y) Arch Warrants or (B) if a Rights Offering Adjustment shall have occurred, shares of Existing Arch Common Stock ("Rights Shares"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire shares of Existing Arch Common Stock if a Rights Offering Adjustment shall have occurred, and, in addition, if a Rights Offering Adjustment shall have occurred, immediately following the Combination, Arch will issue Arch Participation Warrants to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase either (i) if a Rights Offering Adjustment shall not have occurred, Units or (ii) if a Rights Offering Adjustment shall have occurred, Rights Shares, to the extent that the aggregate purchase price payable upon such exercise, as determined in accordance with

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

     Schedule II to the Merger Agreement (the "Subscription Price"), does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                  -------

     3.   Section 1(b).Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or
     (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, identical Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares underlying, in each case, such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                                                                -------
     and

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) if any Rights distributed in accordance with the Plan (other than
     (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights ) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto either (x) if a Rights Offering Adjustment shall not have
        -------
     occurred, identical Units or (y) if a Rights

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

     Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, such unexercised Rights.

     5.   Section 2(a).  Section 2(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (a) Notwithstanding anything to the contrary herein contained, if the purchases by the Standby Purchaser contemplated by Section 1 above would cause the Standby Purchaser, the Other Standby Purchasers, and any other persons or entities who, when taken together with any one or more of the Standby Purchaser and the Other Standby Purchasers, would constitute a "person" or "group" as used in Section 13(d) or Section 14(d) of the Exchange Act or Rule 13d-3 or Rule 13d-5 promulgated thereunder, or any "affiliate" as defined in Rule 405 promulgated under the Securities Act of any of them (collectively, the "Standby Class B Holders"), in the aggregate, to beneficially own on the effective date of the Plan (the "Effective Date") shares representing more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors or more than 49.0% of the total voting power of the capital stock of Arch, Arch will substitute shares of Class B Common Stock, par value $.01 per share, of Arch ("Arch Class B Common Stock"), with such Arch Class B Common Stock having the terms set forth in the form of Certificate of Amendment to Certificate of Incorporation of Arch attached as Exhibit F to the Merger Agreement (the "Arch Charter Amendment"), for shares of Existing Arch Common Stock so purchased on a one-for-one basis such that on the Effective Date the Standby Class B Holders, in the aggregate, will beneficially own shares representing not more than 49.0% of the capital stock of Arch generally entitled to vote in the election of directors and not more than 49.0% of the total voting power of the capital stock of Arch, all as provided in the Plan. For purposes of this letter agreement, "beneficial ownership" shall be determined as provided in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     6.   Section 3(b). Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (b) Notwithstanding the provisions of clause (Y) of the proviso in
     Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

     Allowed Claims so transferred by the Other Standby Purchasers pursuant to
     Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The
     Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase
     Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) either (x) if a Rights Offering Adjustment shall not have occurred, Units or (y) if a Rights Offering Adjustment shall have occurred, Rights Shares, underlying, in each case, a number of unexercised Rights up to the amount of Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Units or Rights Shares, as the
     -------
     case may be, are not so purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Units or Rights Shares, as the case may be, pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in
     Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
        -------

     7.   Section 4.  Section 4 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          4.  The Closing. (a)  Notwithstanding anything to the contrary herein
              -----------
     contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock and, if a Rights Offering Adjustment shall not have occurred, Arch Warrants to be otherwise purchased by it pursuant to the Commitment; provided,
                                                                 --------
     however, that, if requested by the Standby Purchaser in writing at least
     -------
     two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

          (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock, shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants, in each case, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Warrants or Arch Participation Warrants, as the case may be, contemplated by Section 7 below.

          (c) (i)   Arch will deliver to the Standby Purchaser two business days after the expiration of the Stockholder Rights Offering a written notice which shall (A) specify the amounts payable at the Closing by it in satisfaction of the Commitment (without taking into account Section 4(e) below), (B) specify the Maximum Reduction Number (as defined in Section 4(e) below, (C) specify the last date on which the notice referred to in
     Section 4(c) (ii) below may be delivered, and (D) indicate the matters required to be addressed in such notice.

              (ii) Within 10 business days after its receipt of the notice referred to in Section 4(c)(i) above, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the Elected Reduction Number (as defined in Section 4(e) below) determined by the Standby Purchaser in accordance with Section 4(e) below.

          (d) (i)   Arch will deliver to the Standby Purchaser at least five
     business days prior to the Effective Date a written notice which shall specify the date on which the Effective Date is to occur and the last date on which the notice referred to in Section 4(d)(ii) below may be delivered.

              (ii) At least two business days prior to the Effective Date, the Standby Purchaser will deliver to Arch and MobileMedia a written notice which shall set forth the number of shares of Existing Arch Common Stock beneficially owned by it as of such date. During the period from the date of such notice through the Effective Date, neither the Standby Purchaser nor any affiliate thereof shall acquire beneficial ownership of, or any rights to acquire, any additional shares of Existing Arch Common Stock or any Unsecured Claim.

          (e) If a Rights Offering Adjustment shall have occurred, notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7

     than the product of (i) the number of shares of Existing Arch Common Stock to be issued by Arch in the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                               -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     8.   Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock, all shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, all Arch Warrants received by the Standby Purchaser as a result of the transactions contemplated by the Plan (including those received upon the exercise of Rights and pursuant to this letter agreement), (ii) if a Rights Offering Adjustment shall have occurred, all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Warrants or Arch Participation Warrants, as the case may be (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

     9.   Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

          (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Warrant Agreement, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     10.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8

          (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and, if a Rights Offering Adjustment shall not have occurred, the Arch Warrants as contemplated by Section 1 and Section 3 above and the Arch Warrants or Arch Participation Warrants, as the case may be, as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Warrants or Arch Participation Warrants, as the case may be, or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     11.  Section 5(m) of the Standby Commitment Letter is hereby deleted.

     12.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

          Consideration for the Commitment.  In consideration for the
          --------------------------------
     Commitment, on the Effective Date at the Closing the Standby Purchaser will receive its pro rata share of either (a) if a Rights Offering Adjustment shall not have occurred, Arch Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis (as defined in the Plan) on the date the "Initial Buyer Market Price" is determined in accordance with Schedule II to the Merger Agreement giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto or (b) if a Rights Offering Adjustment shall have occurred, Arch Participation Warrants entitling the holders thereof to purchase, in the aggregate, a number of shares of Existing Arch Common Stock equal to 2.50% of the issued and outstanding shares of Existing Arch Common Stock and, if applicable, Arch Class B Common Stock, computed on a Fully Diluted Basis on the Rights Offering Adjustment Determination Date giving effect to the Plan as if the Effective Date had occurred on such date and assuming 21,067,110 shares of Existing Arch Common Stock are issued and outstanding immediately prior thereto. Such Arch Warrants or Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9

     Participation Warrants, as the case may be, will be delivered to the Standby Purchaser and the Other Standby Purchasers, in accordance with the percentages specified in Column D of Annex I hereto.
                                          -------

     13.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

          (a)(x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock, the shares of Arch Class B Common Stock, if applicable, and either the Arch Warrants to be issued and delivered as contemplated by Section 1 and Section 3 above and the Arch Warrants to be issued as contemplated by Section 7 above or, if a Rights Offering Adjustment shall have occurred, the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and either, if a Rights Offering Adjustment shall not have occurred, the shares of Existing Arch Common Stock issued upon exercise of such Arch Warrants, when issued, paid for and delivered as provided in the Arch Warrant Agreement or, if a Rights Offering Adjustment shall have occurred, the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     14.  Section 11.  Section 11 of the Standby Commitment Letter is hereby
          ----------
amended to change the reference therein to "Exhibit D" to a reference to "Exhibit D-1."

     15.  Schedule A to Annex I.  Schedule A to Annex I to the Standby
          ---------------------
Commitment Letter is hereby amended to read in its entirety as Schedule A
                                                               ----------
hereto.

     16.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     17.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-1 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the First Amendment dated as of September 3, 1998 to the Merger Agreement and each of the exhibits attached thereto

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10

and (ii) the Second Amended Joint Plan of Reorganization dated as of September 4, 1998 and each of the exhibits attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     18.       Governing Law.  This letter agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     19.       Counterparts.  This letter agreement may be executed in
               ------------
counterparts which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11

     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned.

                                 Very truly yours,

                                 WHIPPOORWILL ASSOCIATES, INC.,
                                   AS GENERAL PARTNER OF AND/OR AGENT FOR,
                                   EACH WHIPPOORWILL ACCOUNT


                                 By: /s/ David Strumwasser
                                    ---------------------------------
                                 Name: David Strumwasser
                                 Its: Managing Director

                                 Address:  11 Martine Avenue
                                           White Plains, NY  10606
                                           Attn: David Strumwasser

ACCEPTED AND AGREED TO:

ARCH COMMUNICATIONS GROUP, INC.

By: /s/ J. Roy Pottle
   ---------------------------------
Name: J. Roy Pottle

Its: Executive Vice President and
     Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA 01581
          Attn:  Chairman and Chief
                 Executive Officer

With copy to:    Hale and Dorr LLP
          60 State Street
          Boston, MA 02109
          Attn: Jay E. Bothwick

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 12

Subject to entry of the Confirmation Order:

MOBILEMEDIA COMMUNICATIONS, INC.

By: /s/ Joseph A. Bondi
    -------------------------------
Name: Joseph A. Bondi
Its: Chairman - Restructuring

Address:        Fort Lee Executive Park
                One Executive Drive, Suite 500
                Fort Lee, NJ 07024
                Attn: Chairman - Restructuring

With a copy to: Sidley & Austin
                875 Third Avenue, Suite 1400
                New York, NY 10022
                Attn: James D. Johnson